UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

UMH Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-12690 (Commission File Number)	22-1890929 (IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey (Address of principal executive offices)		07728 (Zip Code)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock $.10 par value	UMH	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modifications to Rights of Security Holders.

Reclassification of Authorized Unissued Shares of Series B Preferred Stock and Series C Preferred Stock as Shares of Common Stock

On May 18, 2023, UMH Properties, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary (the “Articles Supplementary”) reclassifying 199,331 authorized unissued shares of the Company’s 8.00% Series B Cumulative Redeemable Preferred Stock and 3,866,000 authorized unissued shares of the Company’s 6.75% Series C Cumulative Redeemable Preferred Stock as authorized shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”).

After giving effect to the filing of the Articles Supplementary on May 18, 2023, the authorized capital stock of the Company consists of 170,413,800 shares, classified as 153,713,800 shares of Common Stock, 13,700,000 shares of 6.375% Series D Cumulative Redeemable Preferred Stock, par value $0.10 per share, and 3,000,000 shares of excess stock, par value $0.10 per share.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 8.01 Other Events

On May 18, 2023, the Company filed with the Securities and Exchange Commission (the “SEC”), under the Securities Act of 1933, as amended (the “Securities Act”), an automatic shelf registration statement on Form S-3ASR (No. 333-272051) (the “New Registration Statement”), which replaced the Company’s prior shelf registration statement on Form S-3 (No. 333-238321) filed with the SEC on May 15, 2020 and declared effective on June 1, 2020 (the “Prior Registration Statement”).

In connection with the filing of the New Registration Statement, the Company also filed with the SEC (i) a prospectus supplement dated May 18, 2023 covering the sale of Common Stock having an aggregate sales price of up to $140,428,871 through BMO Capital Markets Corp., J.P. Morgan Securities LLC, B. Riley Securities, Inc., Compass Point Research & Trading, LLC, and Janney Montgomery Scott LLC, as distribution agents (the “Common Stock Distribution Agents”), from time to time by any method deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act (the “Common ATM Program”), in order to continue the sale of shares of Common Stock that remain unsold pursuant to the Company’s existing Common ATM program, which were previously registered under the Prior Registration Statement, and (ii) a prospectus supplement dated May 18, 2023 covering the sale of 6.375% Series D Cumulative Redeemable Preferred Stock, par value $0.10 per share (“Series D Preferred Stock”), having an aggregate sales price of up to $77,051,513, through B. Riley Securities, Inc., as distribution agent, from time to time by any method deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act (the “Preferred ATM Program”), in order to continue the sale of shares of Series D Preferred Stock that remain unsold pursuant to the Company’s existing Preferred ATM program, which were previously registered under the Prior Registration Statement.

The following documents being filed with this Current Report on Form 8-K are incorporated by reference into the New Registration Statement: (i) a validity opinion with respect to the Common Stock offered in the Common ATM Program, (ii) a validity opinion with respect to the Series D Preferred Stock offered in the Preferred ATM Program, and (iii) an opinion with respect to tax matters related to the Series D Preferred Stock offered in the Preferred ATM Program.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Articles Supplementary
5.1	Opinion of Stroock & Stroock & Lavan LLP (Common Stock ATM Program).
5.2	Opinion of Stroock & Stroock & Lavan LLP (Preferred Stock ATM Program).
8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.
23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Executive Vice President and Chief Financial Officer